Exhibit 10.5

SERVICE AGREEMENT

This Service Agreement (“Agreement”) is entered into as of the 1st day of January, 2024, by and between each of the associate companies listed on the signature page hereto (each a “Client Company” and collectively the “Client Companies”), and FirstEnergy Service Company (“Service Company”), an Ohio corporation.

WHEREAS, Service Company is a direct wholly-owned subsidiary of FirstEnergy Corp. (“FirstEnergy”);

WHEREAS, Service Company provides corporate, administrative, management and other services to FirstEnergy and the Client Companies; and

WHEREAS, Client Company desires to purchase such corporate, administrative, management and other services from Service Company as Client Company may request or require in accordance with this Agreement and as required by the laws, rules, regulations, judgement, and orders of any federal or state regulatory body whose approval and regulation is, pursuant to the laws of said jurisdiction, necessary and a legal prerequisite to Client Company’s operations to accomplish Client Company’s business purpose (collectively, “Law”);

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	DESCRIPTION AND PROVISION OF SERVICES.

(a) Service Company shall perform such corporate, administrative, management and other services for Client Company (the “Basic Operating Services”), including but not limited to, executive services, accounting and finance, internal auditing, risk management, human resources, corporate affairs, corporate communications, information technology, policy and compliance, records management, and legal services. Service Company shall provide such Basic Operating Services to Client Company until this Agreement terminates.

(b) In addition to Basic Operating Services, Service Company shall provide to Client Company such services as Client Company deems necessary to achieve Client Company’s business purpose or as required by Law (the “Additional Services”, and together with Basic Operating Services, the “Services”). Additional Services include but are not limited to, operations management, construction, maintenance, asset oversight, customer service, rates and regulatory affairs, environmental, corporate real estate, strategic planning and operations, flight operations, performance management, business development, and investment management. Service Company shall provide such Additional Services until such time as Client Company indicates otherwise by written notice.

(c) Exhibit A hereto lists and describes all Services that are available from Service Company, as will be reviewed annually and updated as required by Law or when otherwise deemed appropriate by the parties hereto.

2.	PERSONNEL.

Service Company will employ such executive officers, accountants, financial advisers, technical advisers, attorneys and other persons with the qualifications to provide the Services, as appropriate and necessary. Service Company may, at its discretion, also arrange for the services of nonaffiliated experts, consultants, and attorneys in connection with the performance of any of the Services provided under this Agreement.

3.	COMPENSATION AND ALLOCATION.

(A)	COMPENSATION.

As and to the extent permitted by Law,

(i) any Services provided by Service Company pursuant to this Agreement shall be at cost;

(ii) the costs for Services rendered by Service Company shall cover direct and indirect costs, plus any expenses and fees incurred by Service Company to provide such Services to Client Company (collectively, “Costs”); and

(iii) Client Company shall pay such Costs as appropriate.

(B)	COST ALLOCATION METHODOLOGY.

The Costs of Services provided by Service Company pursuant to this Agreement shall be directly assigned, distributed, or allocated by activity, project, program, work order or other appropriate means, as follows:

(i) a direct charge, whereby Costs are assigned to the Client Company directly benefiting from the Service provided; and/or

(ii) an indirect charge, whereby the appropriate share of the Costs of Services provided by Service Company that are not directly charged to a Client Company will be allocated among Client Companies by utilizing the method that most accurately distributes such Costs. Applicable cost allocation factors, which are included in FirstEnergy’s cost allocation manual, will be reviewed annually and updated as required by Law or when otherwise deemed appropriate by the parties hereto.

4.	BILLING AND PAYMENT.

Billing and payment for Services provided by Service Company shall be by making appropriate accounting entries on the books of Client Company and Service Company. Monthly reports provided to Client Company will include details of Costs associated with Services provided by Service Company. Financial settlement for Services provided by Service Company will be made on a monthly basis, with billing to occur as soon as practicable after the close of the month, and financial settlement or accounting entries completed within thirty (30) days of billing. Any amount remaining unpaid by Client Company after thirty (30) days following billing shall bear interest thereon from the due date of billing until financial settlement at a rate equal to the prime rate on the due date.

5.	APPLICATION OF LAW.

This Agreement shall be subject to the approval of any state electric utility regulatory commission whose approval is, by the laws of the federal government or said state, a legal prerequisite to the execution and delivery or the performance of this Agreement.

6.	TERM AND TERMINATION.

(A)	INITIAL TERM.

This Agreement shall commence as of the date first indicated above and shall continue thereafter for a period of five (5) years (the “Initial Term”), unless sooner terminated pursuant to this Section 6.

(B)	RENEWAL TERM.

Upon expiration of the Initial Term, this Agreement shall automatically renew for successive five (5)-year terms unless either party provides written notice of nonrenewal no later than three hundred and sixty-five (365) days prior to the end of the then-current term (each a “Renewal Term” and together with the Initial Term, the “Term”). If the Term is renewed for one or more Renewal Term, the terms and conditions of this Agreement during each Renewal Term shall be the same as the terms and conditions in effect immediately prior to such renewal. If either party provides timely notice of nonrenewal, this Agreement shall terminate on the expiration of the then-current Term, unless sooner terminated in this Section 6.

(C)	VOLUNTARY TERMINATION.

Any party to this Agreement may terminate this Agreement by providing one hundred eighty (180) days written notice of such termination to the other party.

(D)	TERMINATION IN COMPLIANCE WITH LAW.

This Agreement is subject to termination or modification at any time to the extent its performance may conflict with any rule, regulation, requirement, or order of the state or federal electric utility regulatory commission with jurisdiction over the Client Company.

(E)	AUTOMATIC TERMINATION.

This Agreement shall automatically terminate upon Client Company (i) ceasing to be an affiliate of Service Company; (ii) becoming insolvent or admitting its inability to pay its debt obligations as they come due; (iii) becoming subject, voluntarily or involuntarily, to any proceeding under any bankruptcy or insolvency law, which is not stayed within ten (10) business days or is not dismissed or vacated within thirty (30) business days after filing; (iv) being dissolved or liquidated or taking any corporate action for such purpose; (v) making a general assignment for the benefit of creditors; or (vi) having a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business. In the event of a termination of this Agreement pursuant to this Section 6(E), there shall be a transition period not to exceed ninety (90) days for which the Service Company will continue to provide Services at cost to Client Company.

7.	GENERAL.

(A)	ENTIRE AGREEMENT.

This Agreement, together with its exhibits, constitutes the entire understanding and agreement of the parties with respect to its subject matter, and effective upon the execution of this Agreement by the respective parties hereof, any and all prior agreements, understandings or representations with respect to this subject matter are hereby terminated and canceled in their entirety and are of no further force and effect, except to the extent transactions thereunder have taken place prior to such effective date, in which case such agreements will govern the terms of such transactions.

(B)	ASSIGNMENT AND BINDING EFFECT.

No assignment of this Agreement or a party’s rights, interests or obligations hereunder may be made without the other party’s written consent, which shall not be unreasonably withheld, delayed, or conditioned. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

(C)	NOTICE.

Where written notice is required by this Agreement, all notices, consents, certificates, or other communications hereunder shall be in writing and shall be deemed given to the persons and at the addresses identified below (or to such other person and address as a party may give in a notice given in accordance with the provisions hereof) only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent for next day delivery by United States registered, certified or express mail, or overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iii) if sent by electronic mail, upon electronic confirmation of receipt, except that if such confirmation occurs on a day that is not a business day, then such notice or other communication will not be deemed effective or given until the next succeeding business day. Notices sent in any other manner will not be effective.

To Client Company:   c/o President

76 South Main St.

Akron, OH 44308

To Service Company:   c/o Vice President and Controller

76 South Main St.

Akron, OH 44308

jlisowski@firstenergycorp.com

(D)	EXTENSION OF TIME; WAIVER.

A party may (i) extend the time for the performance of any of the obligations of the other party under this Agreement, and/or (ii) waive compliance with any of the agreements or conditions for the other party’s benefit contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the acting party. No waiver by a party of any default, misrepresentation, or breach hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach hereunder or affect in any way any rights arising because of any prior or subsequent occurrence. No failure or delay of a party to exercise any right or remedy under this Agreement will operate as a waiver thereof, and no single or partial exercise of any right or remedy will preclude any other or further exercise of the same, or of any other, right or remedy.

(E)	GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to its conflict of law provisions.

(F)	HEADINGS.

The headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(G)	SEVERABILITY.

The provisions of this Agreement will be deemed severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.

(H)	MODIFICATION.

This Agreement may not be amended or modified except by a writing signed by each of Service Company and Client Company.

(I)	COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. The exchange of copies of this Agreement and of executed signature pages by electronic mail in “portable document format” (“.pdf”) or by a combination of such means, will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by electronic mail or by .pdf shall be deemed to be original signatures for all purposes.

(J)	THIRD PARTY BENEFICIARIES.

Nothing in this Agreement shall be deemed to create any right in any creditor or other person or entity not a party hereto. This Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

FirstEnergy Service Company

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Service Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

FirstEnergy Transmission, LLC

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

American Transmission Systems, Incorporated

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

Trans-Allegheny Interstate Line Company

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

Mid-Atlantic Interstate Transmission, LLC

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

PATH-Allegheny Land Acquisition

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

PATH-Allegheny Maryland Transmission Company, LLC

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

PATH Allegheny Transmission Company, LLC

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

PATH Allegheny Virginia Transmission Corporation

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of date first above written.

AYE Series, Potomac-Appalachian Transmission Highline, LLC

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

Client Company Signature to Service Company Agreement

EXHIBIT A

DESCRIPTION OF SERVICES

Service	Description
Executive Management	Provide strategic, financial, and operational leadership for all aspects of the business.

Accounting and Tax Support	Various accounting and tax services, including but not limited to: financial reporting; utility reporting and billing; property, general, regulatory, and tax accounting; accounts payable; accounting research; utility and transmission business services; finance transformation; tax planning; federal, state, and local tax and rates; and return on Service Company assets.

Investor Relations, Corporate Responsibility and Communications Support	Various services, including but not limited to: investor relations; corporate responsibility and rating agencies; internal, external, and customer communications; and graphic and document production.

Treasury Support	Various treasury services, including but not limited to: pension and investment management; business development; and capital markets, cash, and e-commerce.

Risk Support	Various risk-related services, including but not limited to: insurance and credit risk; enterprise risk management and risk control; and operational risk management.

Rates and Regulatory Affairs Support	Various regulatory services, including but not limited to: load forecasting and rate initiatives; distribution and transmission rates; and state and federal regulatory affairs.

Strategy, Planning & Business Performance Support	Various services, including but not limited to: business planning and performance; and long- term planning.

Supply Chain Support	Various supply chain services, including but not limited to: supply chain solutions/standards; material operations; and strategic category management.

Human Support Resources & Corporate Services	Various services, including but not limited to: talent management; total rewards; pension and other post-employment benefits; labor/employee relations and corporate safety; diversity, equity, and inclusion; and HR technology.

Service	Description
Corporate Services	Various services, including but not limited to: administrative services; real estate; and flight operations.

Legal Support	Various services, including but not limited to: legal services; records and information compliance; claims; and corporate secretary.

Ethics & Compliance Support	Perform investigations and risk assessments on compliance matters; provide policy management and compliance training and communication.

Internal Auditing Support	Provide risk-based independent assurance and consulting internal audit services; evaluate risk management, control, and governance processes, and administer the program for management’s testing of internal controls.

Corporate Affairs and Community Involvement Support	Coordinate community partnerships and employee volunteer opportunities; administer contributions for charitable, social and community welfare programs.

Compliance & Regulated Services Support	Various regulatory compliance services, including but not limited to: regulated commodity sourcing; FERC and RTO technical support; NERC compliance; FERC and state compliance reporting; regulated settlements.

External Affairs Support	Various external affairs services; including but not limited to: regional external affairs; state and federal government affairs; and legislative and regulatory policy and administration.

Information Technology & Corporate Security	Various IT and security services, including but not limited to: IT innovation and enablement; cyber security and transmission security operations center; compliance field support and physical security; and physical security compliance and technology.

Transmission Support	Various transmission-related services, including but not limited to: operations; planning and protection; substation services; and assets and records control.

Utility Operations	Various utility-related services, including but not limited to: state executive management; engineering services; distribution engineering and customer accounts support; work management operations; and operational strategy and alignment.

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Service	Description
Safety & Human Performance	Various services, including but not limited to: human performance and governance; safety data analytics, training and work practices, and operations.

Operations Support	Various services, including but not limited to: regional workforce development; metering and support systems; central electric lab and BETA lab support; work management and process improvement; distribution system operations; vegetation management; emergency preparedness; and ADMS/GIS Project.

Utility Services	Various services, including but not limited to: environmental support; generation services; and fuels and generation commercial operations.

Construction & Design Services	Various services, including but not limited to: transmission and substation design; transmission project management; portfolio management; and transmission program support.

Transformation Support	Various services, including but not limited to: emerging technology programs and strategy; and transformation office and program.

Competitive Products & Services	Various services, including but not limited to: FirstEnergy sales; and consumer products and marketing.

Customer Engagement	Various customer-related services, including but not limited to: national accounts and customer support; economic development; energy efficiency implementation, compliance and reporting; and customer analytics and reporting.

Customer Care	Various customer services, including but not limited to: customer contact centers, management, and care support; and revenue operations.

Customer Policy & Solutions	Various customer-related services, including but not limited to: FEP operations; and customer policy, advocacy, and solutions.

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